UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026 (August 6, 2026)

BIOKEY (CAYMAN), INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-56853	93-3535498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) amends the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 6, 2026 (the “Original 8-K”) by BioKey (Cayman), Inc. (the “Company”) disclosing that on August 1, 2026, the audit committee of the board of directors (the “Board”) of the Company dismissed Simon & Edward LLP (“S&E”) as the Company’s independent registered public accounting firm and approved the engagement of Kreit & Chiu CPA LLP (“KC”) as its new independent registered public accounting firm.

This Report is being filed to disclose that the Company has received a copy of S&E’s letter, and the Company is filing a copy of this letter pursuant to Regulation S-K Item 304(a)(3).

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 6, 2026, the Company received a copy of a letter from S&E, stating whether it agrees or disagrees with the statements in the Company’s Original 8-K. A copy of this letter is filed herewith as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
16.1	Letter, dated July 1, 2026, from S&E addressed to the Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioKey (Cayman), Inc.

August 7, 2026	By:	/s/ T.S. Jiang
T.S. Jiang
Chief Executive Officer

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